UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5204 Tennyson Parkway, Suite 500 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 528-2785

FinServ Acquisition Corp. c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, NY 10105
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 9, 2021 (the “Closing Date”), Katapult Holdings, Inc., a Delaware corporation (formerly known as FinServ Acquisition Corp.) (prior to the Second Effective Time (as defined below), “FinServ” and after the Second Effective Time, the “Company” or “New Katapult”), consummated the previously-announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated December 18, 2020 (the “Merger Agreement”), by and among FinServ, Keys Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FinServ (“Merger Sub 1”), Keys Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FinServ (“Merger Sub 2”), Katapult Holdings, Inc., a Delaware corporation (“Katapult”), and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (as defined in the merger agreement).

Pursuant to the terms of the Merger Agreement, a business combination between Katapult and FinServ was effected on June 9, 2021 through the merger of Merger Sub 1 with and into Katapult, with Katapult surviving the merger as a wholly owned subsidiary of FinServ (the “First Merger”), followed immediately by the merger of the resulting company with and into Merger Sub 2, with Merger Sub 2 surviving the merger as a wholly owned subsidiary of FinServ (the “Second Merger” and together with the First Merger, the “Merger”). At the effective time of the First Merger (the “First Effective Time”), each share of Katapult common stock (including common stock to be issued as a result of the conversion of Katapult preferred stock in connection with the merger) that is issued and outstanding immediately prior to the First Effective Time (other than dissenting shares and unvested Katapult restricted shares that will not vest in connection with the merger) was cancelled and converted into the right to receive the applicable portion of the merger consideration, in accordance with an allocation schedule to be provided by Katapult, consisting of (i) cash consideration, as determined under the Merger Agreement, (ii) a number of shares of New Katapult common stock equal to (a) $833.0 million (subject to adjustment in accordance with the terms of the Merger Agreement and net of the value of all Katapult options to be converted into New Katapult options), minus the aggregate amount of cash paid in clause (i), divided by (b) 10 and (iii) the applicable portion of the 7,500,000 restricted shares of New Katapult common stock that will vest upon, among other things, the achievement of certain earn-out thresholds prior to the sixth anniversary of the closing of the Merger.

The material provisions of the Merger Agreement are described in FinServ’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2021 (the “Proxy Statement/Prospectus”) in the section titled “The Merger Agreement” beginning on page 144, which is incorporated by reference herein.

On June 9, 2021, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 15,000,000 shares of FinServ Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $150,000,000, pursuant to separate subscription agreements entered into effective as of December 18, 2020 (each a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the Closing.

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Other Agreements—Subscription Agreements” beginning on page 160, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from FinServ Acquisition Corp. to Katapult Holdings, Inc.

The foregoing description of each of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Amended & Restated Registration Rights Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), on the Closing Date, the Company, FinServ Holdings LLC, a Delaware limited liability company (the “Sponsor”), the holders of Founder Shares, and certain other holders of New Katapult common stock (collectively, the “A&R RRA Parties”), entered into an Amended and Restated Registration Rights Agreement (the “A&R RRA”). In accordance with the A&R RRA, the A&R RRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. The A&R RRA also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act. “Founder Shares” are shares of FinServ’s Class B Common Stock, initially purchased by the Sponsor in a private placement and a subsequent dividend thereon prior to FinServ Acquisition Corp.’s initial public offering, and the shares of Class A Common Stock issuable upon the conversion thereof.

Pursuant to the A&R RRA, the Sponsor and the holders of the Founder Shares have agreed to be subject to a 180-day lockup in respect of their Founder Shares and the New Katapult common stock issued upon conversion thereof; the initial purchasers of the units of FinServ, consisting of one share of Class A Common Stock and one half of one warrant to purchase a share of Class A Common Stock, purchased by the Sponsor in a private placement in conjunction with FinServ’s initial public offering (the “Private Placement Units”) (or their permitted transferees) have agreed to be subject to a 30-day lockup in respect of such Private Placement Units, the securities underlying such Private Placement Units and the New Katapult common stock issued or issuable upon the exercise or conversion thereof; and certain other holders of New Katapult common stock have agreed to be subject to a 180-day lockup in respect of their shares of New Katapult common stock. The lockups under the A&R RRA are subject to certain customary exceptions and are, with respect to the 180-day lockups, subject to early termination upon the occurrence of certain transactions or in the event that the closing sale price of New Katapult common stock exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Closing Date.

The material terms of the A&R RRA are described in the Proxy Statement/Prospectus in the section entitled “Other Agreements—Amended and Restated Registration Rights Agreement” beginning on page 160 of the Proxy Statement/Prospectus.

The foregoing description of the A&R RRA is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Lock-Up Agreements

In connection with the Transactions, on the Closing Date, the Company entered into Lock-Up Agreements (each, a “Lock-Up Agreement”), with substantially all of the holders of Katapult securities prior to the consummation of the Merger. The lockups under the Lock-Up Agreements are subject to certain customary exceptions and are subject to early termination upon the occurrence of certain transactions or in the event that the closing sale price of New Katapult common stock exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Closing Date.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the Form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The Merger was approved by FinServ’s stockholders at a special meeting of FinServ’s stockholders held on June 7, 2021 (the “Special Meeting”). At the Special Meeting, 25,070,617 shares of FinServ Common Stock were voted in favor of the proposal to approve the Merger, 1,873 shares of FinServ Common Stock were voted against the proposal and 1,875 shares of FinServ Common Stock abstained from voting on the proposal. In connection with the Closing, 6,338 shares of FinServ Common Stock were redeemed at a per share price of approximately $10.05. The Merger was completed on June 9, 2021.

In connection with the consummation of the Merger, all of the 6,250,000 outstanding shares of FinServ Class B Common Stock (the “Founder Shares”), were converted into shares of Common Stock on a one-for-one basis.

Pursuant to the Merger Agreement, at the Closing, holders of the outstanding shares of Katapult Common Stock and the outstanding Katapult options received on a pro rata basis the Earnout Shares, which will vest upon the achievement of certain thresholds prior to the sixth anniversary of the Closing (as further described in the section entitled “The Merger Agreement” on page 144 of the Proxy Statement/Prospectus).

As of the Closing Date and following the completion of the Merger and the sale of the PIPE Shares, the Company had the following outstanding securities:

●	approximately 96,821,615 shares of Common Stock (of which 7,499,997 were Earnout Shares); and
●	approximately 12,500,000 public warrants and 332,500 private placement warrants, each exercisable for one share of Common Stock at a price of $11.50 per share.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Katapult Intermediate Holdings, LLC (formerly Keys Merger Sub II, LLC), whose only assets consist of equity interests in Katapult Group, Inc.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and management growth profitability following the Closing;
●	the future financial performance of the Company following the Transactions;
●	risks related to disruption of management’s time from ongoing business operations due to the Transactions;
●	litigation, complaints, product liability claims and/or adverse publicity;
●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
●	privacy and data protection laws, privacy or data breaches, or the loss of data;
●	the impact of the COVID-19 pandemic and its effect on business and financial conditions of the Company; and
●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 23 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Business

The business and properties of FinServ and Katapult prior to the Merger are described in the Proxy Statement/Prospectus in the sections titled “Information About FinServ” beginning on page 70 and “Information About Katapult” beginning on page 85, which are incorporated herein by reference.

Properties

Katapult leases its corporate headquarters located at 5204 Tennyson Parkway, Suite 500, Plano, TX where it occupies approximately 11,500 square feet of office space pursuant to a lease that expires in September 2023. Katapult also leases office space at 27 West 24th Street, Suite 1101, New York, NY 10010 pursuant to a lease that expires in June 2025. Katapult believes that its current facilities are suitable and adequate to meet its current needs.

Legal Proceedings

Except as set forth below, the Company and its subsidiaries are not a party to, and their properties are not the subject of, any material pending legal proceedings.

DCA Litigation

On April 9, 2021, Daiwa Corporate Advisory LLC (formerly known as DCS Advisory LLC) (“DCA”), a financial advisory firm, served Katapult Group, Inc. with a summons and a complaint filed in the Supreme Court of the State of New York, New York County, in a matter bearing the index number 652164/2021. The complaint relates to a March 22, 2018 letter agreement (the “Letter Agreement”) entered into by DCS Advisory LLC and Cognical Inc. (now known as Katapult Group, Inc.). Among other things, DCA alleges that the Letter Agreement confers upon DCA (i) a right to act as the “exclusive financial advisor” with respect to certain transactions defined in the Letter Agreement, (ii) a right to a “Placement Fee” and/or “mutually-agreed upon fees” in connection with such advisory roles, and (iii) a right to a $100,000 termination fee payable in certain circumstances by Katapult Group, Inc. in the event that Katapult Group, Inc. terminated the Letter Agreement. For its first cause of action, DCA alleges that Katapult Group, Inc. “breached the Letter Agreement by failing and/or refusing to extend to DCA the opportunity to exercise its right of first refusal in connection with” the Transactions and the PIPE Investment. DCA seeks “damages in an amount to be determined at trial” with respect to this first cause of action. For its second cause of action, DCA alleges that, assuming Katapult Group, Inc. properly terminated the Letter Agreement in April 2019 (which DCA disputes), Katapult Group, Inc. “also breached the Letter Agreement by failing to pay DCA a termination fee when it terminated the Letter Agreement.” DCA seeks “damages in an amount to be determined at trial, but no less than $100,000,” with respect to this second cause of action. With respect to both causes of action, DCA also seeks attorneys’ fees and costs pursuant to the Letter Agreement, an award of pre- and post-judgment interest, and such other and further relief as the Court deems just and proper.”

On May 24, 2021, Katapult Group, Inc. filed its answer to the complaint and also asserted counterclaims against DCA for breach of contract and for breach of the duty of good faith and fair dealing. In connection with its counterclaims, Katapult Group, Inc. is seeking damages in the amount of approximately $10.6 million, as well as attorneys’ fees and costs. Katapult Group, Inc. disputes the allegations in DCA’s complaint and intends to vigorously defend against the claims.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 23, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Katapult for the years ended December 31, 2020 and December 31, 2019 are included in the Proxy Statement/Prospectus in the section titled “Selected Historical Consolidated Financial Information of Katapult” beginning on page 14, which are incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2021 and 2020 of Katapult have been prepared in accordance with accounting principles generally accepted in the United States and pursuant to the regulations of the SEC and are included in in Exhibit 99.1, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of Katapult as of and for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-27 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Katapult’s management’s discussion and analysis of financial condition and results of operations as of and for the three months ended March 31, 2021, included in Exhibit 99.3 and incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation prior to the Merger is included in the Proxy Statement/Prospectus in the sections titled “FinServ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 79 and “Katapult’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 105, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of June 9, 2021, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;
●	each current executive officer and director of the Company; and
●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 98,365,365 shares of Common Stock issued and outstanding as of June 9, 2021 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 12,832,500 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
CURO Financial Technologies Corp. (2)	21,892,864	22.3%
Blumberg Capital III, L.P. (3)	6,465,834	6.6%
FinServ Holdings LLC (4)	8,458,750	8.6%
Executive Officers and Directors:
Lee Einbinder (4)	8,458,750	8.6%
Orlando Zayas (5)	5,761,683	5.6%
Karissa Cupito (6)	1,775,250	1.8%
Derek Medlin (7)	1,345,325	1.4%
Bruce Taragin (3)	6,465,834	6.6%
Brian Hirsch (8)	4,608,069	4.7%
Don Gayhardt (9)	21,892,864	22.3%
Chris Masto (9)	21,892,864	22.3%
Joanne Bradford	--	--
All directors and executive officers as a group (9 individuals)	50,307,775	51.1%

*	Indicates less than 1 percent

(1)	Unless otherwise noted, the business address of those listed in the table above is 5204 Tennyson Parkway, Suite 500, Plano, TX 75024.

(2)	Includes 2,990,305 Earnout Shares. The business address of CURO Financial Technologies Corp. is 3527 North Ridge Road, Wichita, KS 67205.

(3)	Includes 853,847 Earnout Shares. Shares are held by Blumberg Capital III, L.P. The business address of Blumberg Capital III, L.P. is 432 Bryant Street, San Francisco, CA 94107.

(4)	FinServ Holdings LLC, the sponsor of FinServ Acquisition Corp. (the “Sponsor”), is the record holder of the shares reported herein. Lee Einbinder, former Chief Executive Officer of FinServ Acquisition Corp. is a managing member of the Sponsor and has voting and investment discretion with respect to the common stock held by the Sponsor. As such, he may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Mr. Einbinder disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(5)	Includes 511,679 Earnout Shares and options to acquire 4,248,432 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(6)	Includes 180,437 Earnout Shares and options to acquire 1,513,447 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(7)	Includes 143,496 Earnout Shares and options to acquire 1,081,843 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(8)	Includes 603,225 Earnout Shares. Includes shares held by Tribeca Venture Fund I (NY), L.P., Tribeca Venture Fund I, L.P. and Tribeca Annex Fund, of which Mr. Hirsch is the Managing Partner. Mr. Hirsch disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Mr. Hirsch is 99 Hudson Street, 15th Floor, New York, NY 10013.

(9)	Includes 2,990,305 Earnout Shares. Includes shares held by CURO Financial Technologies Corp. (“CURO”). Mr. Gayhardt is a director and Chief Executive Officer and Mr. Masto is a director of CURO Group Holdings Corp., the parent company of CURO, and may share voting or dispositive power over such shares. Mr. Gayhardt and Mr. Masto disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Mr. Gayhardt and Mr. Masto is 3527 North Ridge Road, Wichita, KS 67205.

Executive Compensation

The information related to executive and director compensation of Katapult is included in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of Katapult” beginning on page 94 and is incorporated by reference herein. The description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Zayas and Medlin and Ms. Cupito, copies of which are attached hereto as Exhibits 10.6, 10.8 and 10.7, respectively, and incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of Katapult After the Merger” beginning on page 123 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board, would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that Brian Hirsch, Bruce Taragin, Chris Masto, Don Gayhardt, and Joanne Bradford are independent under the rules and regulations of the SEC and the Nasdaq Stock Market.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Board Committees” beginning on page 125 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 193 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The disclosure set forth under “Director Independence” and “Committees of the Board of Directors” above is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Common Stock and warrants were historically quoted on the Nasdaq under the symbols “FSRV” and “FSRVW,” respectively. On June 10, 2021, the Company’s Common Stock and warrants were listed on the Nasdaq under the new trading symbols of “KPLT” and “KPLTW,” respectively.

As of the Closing Date and following the completion of the Merger, the Company had approximately 98,365,365 shares (of which 7,499,997 were Earnout Shares) of Common Stock issued and outstanding held of record by 108 holders, and approximately 12,832,500 warrants outstanding held of record by 2 holders.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The PIPE Shares issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of New Katapult Capital Stock—Common Stock” beginning on page 185 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Company’s Proxy Statement/Prospectus in the section titled “Description of New Katapult Capital Stock—Redeemable Warrants” beginning on page 185 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The Company issued the shares of common stock in reliance on the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 9, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021. Deloitte served as the independent registered public accounting firm of Katapult prior to the Merger. Accordingly, WithumSmith+Brown, PC (“Withum”), FinServ’s independent registered public accounting firm prior to the Merger, was informed that it would be dismissed and Deloitte would be the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm, dated May 5, 2021, on FinServ’s balance sheet as of December 31, 2020 and the related statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2020 did not contain any adverse opinion or disclaimer of opinion. The report was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report contained an explanatory paragraphs in which Withum expressed substantial doubt as to Finserv’s ability to continue as a going concern if it did not complete a business combination by November 5, 2021 and emphasized the restatement of Finserv's financial statements due to its change in accounting for warrants.

During the period from August 9, 2019 (inception) through December 31, 2019, the year ended December 31, 2020, and the three months ended March 31, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from August 9, 2019 (inception) through December 31, 2019, the year ended December 31, 2020, and the three months ended March 31, 2021 the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of the Registrant

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above under “Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Special Meeting, the FinServ stockholders considered and approved the Katapult Holdings, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to stockholder approval, by the FinServ board of directors. The Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Summary of the Incentive Plan” beginning on page 169 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

At the Special Meeting, the FinServ stockholders voted and approved, among other things, Proposals No. 2 through No. 9, each of which is described in greater detail in the Proxy Statement/Prospectus and incorporated herein by reference.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on June 9, 2021, includes the amendments proposed by Proposals No. 2 through No. 9. On June 9, 2021, the Board approved and adopted the Certificate of Incorporation and the Amended and Restated By-Laws (the “By-Laws”). The By-Laws became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the By-Laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Proposals No. 2 Through No. 9—The Charter Proposals” beginning on page 162 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Transactions, on June 9, 2021, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at www.katapult.com.

Item 5.06	Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, dated October 31, 2019, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement/Prospectus in the sections titled “The Merger” and “The Merger Agreement” beginning on pages 127 and 144, respectively, of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 9, 2021, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.4.

The information in this Item 7.01 and Exhibit 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of Katapult as of and for the three months ended March 31, 2021 and 2020 are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Katapult as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of December 18, 2020, by and among FinServ Acquisition Corp., a Delaware corporation, Keys Merger Sub 1, Inc., a Delaware corporation, Keys Merger Sub 2, LLC, a Delaware limited liability company, Katapult Holdings, Inc., a Delaware corporation, and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed with the SEC on December 21, 2020).
3.1*	Second Amended and Restated Certificate of Incorporation of the Company, dated June 9, 2021.
3.2*	Amended and Restated By-Laws of the Company, dated June 9, 2021.
4.1*	Form of Common Stock Certificate of the Company.
4.2*	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement, dated October 31, 2019, by and between FinServ Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of FinServ Acquisition Corp. filed on November 6, 2019).
4.4*	Amended and Restated Registration Rights Agreements, dated June 9, 2021, by and among the Company and certain stockholders of the Company.
10.1	Form of Subscription Agreement, dated as of December 18, 2020, by and between the Company and the Subscriber party thereto (incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K, filed with the SEC on December 21, 2020).
10.2*#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.3	Ninth Amendment and Joinder to Loan and Security Agreement and Consent, dated December 4, 2020, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., and Midtown Madison Management LLC (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form S-4 of FinServ Acquisition Corp (File No. 333-252558) filed on April 2, 2021).
10.4	Tenth Amendment and Joinder to Loan and Security Agreement and Consent, dated January 13, 2021, by and among Katapult SPV-1 LLC, Katapult Group, Inc., Katapult Holdings, Inc., and Midtown Madison Management LLC (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form S-4 of FinServ Acquisition Corp (File No. 333-252558) filed on April 2, 2021).
10.5††	Provider Agreement, dated November 24, 2020, by and between Wayfair LLC and Katapult Group, Inc. (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed on May 5, 2021).
10.6#	Amended and Restated Executive Employment Agreement, dated May 4, 2021, by and between Katapult Holdings, Inc. and Orlando Zayas (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed on May 5, 2021).

10.7#	Amended and Restated Executive Employment Agreement, dated May 4, 2021, by and between Katapult Holdings, Inc. and Karissa Cupito (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed on May 5, 2021).
10.8#	Amended and Restated Executive Employment Agreement, dated May 4, 2021, by and between Katapult Holdings, Inc. and Derek Medlin (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Registration Statement on Form S-4 of FinServ Acquisition Corp. filed on May 5, 2021).
10.9#	Katapult Holdings, Inc. 2021 Equity Incentive Plan (incorporated by reference to Annex D to the Company’s definitive proxy statement/prospectus, filed with the SEC on May 18, 2021).
10.10*	Form of Lock-Up Agreement, by and among the Company and certain stockholders of the Company.
16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated June 14, 2021.
21.1*	Subsidiaries of Registrant.
99.1*	Unaudited condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2021 and 2020.
99.2*	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.
99.3*	The Company’s management’s discussion and analysis of financial condition and results of operations as of and for the three months ended March 31, 2021
99.4*	Press Release of the Company, dated June 9, 2021.

*	Filed herewith.

#	Indicates management contract or compensatory plan or arrangement.

†	Certain of the exhibits and schedules to these exhibits have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

††	Certain portions of this exhibit have been redacted in accordance with Regulation S-K Item 601(b)(10)(iv). The omitted information is not material and would likely cause competitive harm to Katapult Holdings, Inc. if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021	KATAPULT HOLDINGS, INC.

	By:	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer